UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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AdTheorent Holding Company, Inc.

(Name of Registrant as Specified In Its Charter)

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Your Vote Counts! ADTHEORENT HOLDING COMPANY, INC. 2023 Annual Meeting Vote by May 23, 2023 1 1 •59 PM ET AdTheorent Holding Company, Inc. 330 Hudson Street, 13th Floor New York, NY 10013 You invested in ADTHEORENT HOLDING COMPANY, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 24, 2023. Get informed before you vote View the Notice & Proxy Statement, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 10, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Vote Virtually at the Meeting* Point your camera here and May 24, 2023 vote without entering a 9:00 AM EDT control number Virtually at: www.virtualshareholdermeeting.com/ADTH2023 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1 Election of Class Il Directors Nominees: 01) Vineet Mehra 02) Zia Uddin 03) Shuangxiu Yu OFor 2. Ratify the selection of BDO USA, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2023. OFor 3. To approve an amendment to the Company's Second Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding the exculpation of certain of the Company's executive officers. e For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".